UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2024
______________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On October 29, 2024, the Federal Home Loan Bank of Indianapolis (the "Bank") filed a Current Report on Form 8-K (the
"Original Report") with the Securities and Exchange Commission reporting the election of new directors Dan Moore and Jamie Shinabarger, and the reelection of incumbent directors Kathryn Dominguez, Charlotte Henry, and Todd Sears (together, the "Directors Elect") to the Bank’s Board of Directors (the "Board"). On that date, the committees of the Board on which the Directors Elect will serve when their terms commence on January 1, 2025, had not been determined. This Amendment No. 1 amends the Original Report to disclose the committee assignments of the Directors Elect together with the committee assignments for all of the Bank’s continuing directors for 2025.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2024 Committee Assignments
On December 12, 2024, the Board approved the following Committee assignments for all Directors for 2025:

Executive/Governance Committee
Robert M. Fisher, Chair
Larry W. Myers, Vice Chair
Michael E. Bosway
Jacqueline L. Buchanan
Anika Goss-Foster
Charlotte C. Henry
Todd E. Sears
Ryan M. Warner
Perry G. Hines (Alternate)

Affordable Housing Committee
Annika Goss-Foster, Chair
Glenn A. Wilson, Vice Chair
Perry G. Hines
Dan Moore
Todd E. Sears
Ryan M. Warner
Robert M. Fisher, ex officio Voting Member

Audit Committee
Jacqueline L. Buchanan, Chair
Dan Moore, Vice Chair
Michael Bosway
Charlotte C. Henry
Perry G. Hines
J. Daniel Maddox
Larry W. Myers
Robert M. Fisher, ex officio Voting Member

Finance/Budget Committee
Michael E. Bosway, Chair
Margaret M. Lamb, Vice Chair
Kathryn M. Dominguez
J. Daniel Maddox
Jamie R. Shinabarger
Ryan M. Warner
Robert M. Fisher, ex officio Voting Member

Human Resources and Compensation Committee
Ryan M. Warner, Chair
Perry G. Hines, Vice Chair
Kathryn M. Dominguez
Margaret M. Lamb
Dan Moore
Glenn A. Wilson
Robert M. Fisher, ex officio Voting Member

Risk Oversight Committee
Todd E. Sears, Chair
Kathryn M. Dominguez, Vice Chair
Anika Goss-Foster
Margaret M. Lamb
Larry W. Myers
Jamie R. Shinabarger
Robert M. Fisher, ex officio Voting Member

Security and Technology Committee
Charlotte C. Henry, Chair
J. Daniel Maddox, Vice Chair
Michael E. Bosway
Jacqueline L. Buchanan
Todd E. Sears
Glenn A. Wilson
Robert M. Fisher, ex officio Voting Member

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized..

Date: December 17, 2024

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer